SUB-ITEM 77Q1 (g):
 Exhibits

FORM OF AGREEMENT AND
 PLAN OF REORGANIZATION
       THIS AGREEMENT
AND PLAN OF REORGANIZATION
 (the "Agreement") is made
as of
this 26th day of
September, 2008 by
and between MONEY MARKET
 OBLIGATIONS TRUST, a
Massachusetts business trust,
 with its principal place of
 business at 5800
Corporate Drive, Pittsburgh, PA,
15237 (the "Federated Trust"),
 with respect to its Municipal
 Obligations Fund
(the "Acquiring Fund"), a
series of the Federated Trust,
 and FIFTH THIRD FUNDS,
a Massachusetts
 business trust, with its
principal place of business
at 38 Fountain Plaza,
Cincinnati, Ohio 45263
 (the "Trust"),
with respect to its
Fifth Third Municipal
Money Market Fund, a
 series of the Trust
("Acquired Fund" and,
 collectively with
the Acquiring Fund,
the "Funds").
       This Agreement
is intended to be,
and is adopted as, a
 plan of reorganization
 within the meaning
of Section 368 of
the United States
 Internal Revenue
 Code of 1986, as
amended (the "Code")
 and the
Treasury Regulations
 promulgated thereunder.
  The reorganization
 will consist of:  (i)
the transfer of all
of the assets of the
 Acquired Fund in
exchange for
Institutional Shares,
 Institutional Capital
 Shares and
Institutional Service
 Shares, no par value
per share, of the
Acquiring Fund
("Acquiring Fund Shares");
(ii) the distribution
of Institutional Shares
of the Acquiring Fund
 to the holders of
Institutional Shares of
the Acquired Fund; the
distribution of
Institutional
 Capital Shares
of the Acquiring
Fund to the holders of
Select Shares and
Preferred Shares
of the Acquired Fund;
 and the distribution
 of Institutional Service
Shares of the
Acquiring Fund to the
holders of Trust
 Shares and Class A
Shares of the Acquired Fund;
and (iii) the
liquidation of the
Acquired Fund as
provided herein,
all upon the terms
and conditions set
forth in this
Agreement
 (the "Reorganization").
       WHEREAS,
 the Acquiring
 Fund and the
Acquired Fund are
separate series of
the Federated Trust
and the Trust,
respectively, and
the Federated Trust
 and the Trust are
open-end, registered
 management
investment companies
and the Acquired
Fund owns securities
 that generally are
 assets of the character in
which the Acquiring
 Fund is permitted to invest;
       WHEREAS, the
 Acquiring Fund and
the Acquired Fund are
authorized to issue
their shares of
beneficial interests;
       WHEREAS, the
Trustees of the
Federated Trust have
determined that the
Reorganization, with
respect to the
Acquiring Fund, is
 in the best interests
 of the Acquiring Fund
 and that the interests
 of the
existing shareholders
 of the Acquiring Fund
 will not be diluted as
a result of the
 Reorganization;
       WHEREAS, the
 Trustees of the Trust
 have determined that
 the Reorganization,
with respect to
the Acquired Fund, is
 in the best interests
of the Acquired Fund
and that the interests
of the existing
shareholders of the
 Acquired Fund will
not be diluted as a
 result of the
Reorganization;
       NOW, THEREFORE,
 in consideration of
 the premises and of
 the covenants and
agreements
hereinafter set forth,
 the parties hereto
covenant and agree as
follows:
TRANSFER OF ASSETS OF
THE ACQUIRED FUND IN
EXCHANGE FOR ACQUIRING
 FUND
SHARES AND LIQUIDATION
OF THE ACQUIRED FUND
       	1.1
THE EXCHANGE.  Subject
 to the terms and
conditions contained
herein and on the
basis of the
representations and
 warranties contained herein,
 the Acquired Fund agrees
to transfer all of its
 assets, as set forth in
paragraph 1.2, to the
 Acquiring Fund.  In
 exchange, the Acquiring
 Fund agrees:  (i) to
deliver to the Acquired
 Fund
the number of each class
 of full and fractional
Acquiring Fund Shares,
determined by (a)
multiplying the shares
outstanding of each
class of shares of the
 Acquired Fund (the
 "Acquired Fund Shares")
by (b) the ratio computed by
dividing (x) the net
asset value per share
 of such class of
Acquired Fund Shares
by (y) the net asset
 value per share
of the corresponding
class of Acquiring Fund
Shares computed in the
 manner and as of the
time and date set forth in
paragraph 2.2.  Holders
of the Institutional
Shares of the Acquired
Fund will receive
 Institutional Shares
of the
Acquiring Fund, holders
 of the Select Shares
 and Preferred Shares
of the Acquired Fund
will receive Institutional
Capital Shares of the
Acquiring Fund, and
holders of the Trust
Shares and Class
A Shares of the Acquired
Fund will
receive Institutional
Service Shares of the
Acquiring Fund.  Such
transactions shall take
place at the closing on the
Closing Date provided
for in paragraph 3.1.
       	1.2	ASSETS
TO BE ACQUIRED.  The
assets of the Acquired
Fund to be acquired by
 the Acquiring
Fund shall consist of
property having a value
 equal to the total net
 assets of the Acquired
 Fund, including, without
limitation, cash,
securities, commodities,
 interests in futures and
dividends or interest
receivable, owned by the
Acquired Fund. The assets
acquired by the Acquiring
 Fund shall not include any
 deferred or prepaid expenses
shown as an asset on the
 books of the Acquired Fund
 on the Closing Date, and
shall be excluded from the Valuation
of Assets under Paragraph
 2.1 and the corresponding
calculation of net asset
value per share of each
class of the
Acquired Fund Shares
 under this Agreement..
       The Acquired Fund
 has provided the Acquiring
 Fund with its most recent
 audited financial statements,
which contain a list of all
of the Acquired Fund's
assets as of the date of
 such statements.  The
Acquired Fund
hereby represents that
 as of the date of the
execution of this Agreement
, there have been no
changes in its financial
position as reflected in
 such financial statements
 other than those occurring
 in the ordinary course of
 business in
connection with the
 purchase and sale of
 securities, the
issuance and redemption
 of Acquired Fund Shares
and the
payment of normal
operating expenses,
dividends and capital
gains distributions.
       	1.3
LIABILITIES TO BE DISCHARGED.
 The Acquired Fund will
discharge all of its
 liabilities and
obligations prior
to the Closing Date.
       	1.4	LIQUIDATION
AND DISTRIBUTION.  On or as
 soon after the Closing Date
as is conveniently
practicable:  (a) the
Acquired Fund will
distribute in complete
liquidation of the
Acquired Fund, pro
 rata to its
shareholders of record,
 determined as of the
 close of business on
 the Closing Date (the
 "Acquired Fund
Shareholders"), all of
 the Acquiring Fund
Shares received by the
 Acquired Fund pursuant
 to paragraph 1.1; and
(b) the Acquired Fund
will thereupon proceed to
 dissolve and terminate as
 set forth in paragraph
 1.8 below.  Such
distribution will be
accomplished by the transfer
 of Acquiring Fund Shares
credited to the account
of the Acquired
Fund on the books of
 the Acquiring Fund
 to open accounts on
the share records of
the Acquiring Fund in
 the name
of the Acquired Fund
Shareholders, and
representing the respective
 pro rata number of
Acquiring Fund Shares due
such shareholders.
All issued and
outstanding Acquired
Fund Shares will
simultaneously be canceled
 on the books
of the Acquired Fund.
The Acquiring Fund shall
not issue certificates
representing Acquiring
Fund Shares in
connection with such transfer.
  After the Closing Date,
 the Acquired Fund shall
not conduct any business
except in
connection with its termination.
       	1.5
OWNERSHIP OF SHARES.
 Ownership of Acquiring
Fund Shares will be shown
 on the books of
the Acquiring Fund's
 transfer agent. Acquiring
Fund Shares will be issued
simultaneously to the
Acquired Fund, in
an amount equal in value
to the aggregate net asset
 value of the Acquired Fund
 Shares, to be distributed to Acquired
Fund Shareholders.
       	1.6	TRANSFER TAXES.
  Any transfer taxes
payable upon the issuance
 of Acquiring Fund Shares in
a name other than the
registered holder of the
 Acquired Fund Shares on
the books of the Acquired
Fund as of that
time shall, as a condition
 of such issuance and
 transfer, be paid by
the person to whom such
Acquiring Fund Shares
are to be issued
and transferred.
       	1.7
REPORTING RESPONSIBILITY.
 Any reporting
responsibility
of the Acquired Fund
is and shall
remain the responsibility
of the Acquired Fund.
       	1.8	TERMINATION.
  The Acquired Fund shall
 be terminated promptly
 following the Closing Date
and the making of all
distributions pursuant
 to paragraph 1.4.
       	1.9	BOOKS
AND RECORDS.  All books
and records of the
 Acquired Fund,
including all books and
records required to
be maintained under
the Investment Company
 Act of 1940 (the "1940 Act"),
 and the rules and
regulations thereunder,
 shall be available to
 the Acquiring Fund
 from and after the
 Closing Date and shall
 be turned
over to the Acquiring
Fund as soon as
 practicable following
the Closing Date.
       	1.10
SALES CHARGES.
Shareholders of the
 Institutional Shares
of the Acquired Fund
as of the
Closing Date shall not
be subject to any front
 end or contingent
 deferred sales load of
the Acquiring Fund on shares
received on the Closing
 Date or on purchases of
 the same class of shares
 of the Acquiring Fund as
those received on
the Closing Date.

VALUATION
       	2.1
VALUATION OF ASSETS.
  The value of the
Acquired Fund's assets
 to be acquired by the
Acquiring Fund hereunder
 shall be the value of
 such assets at the
closing on the
Closing Date, using available
market quotations
(or an appropriate
substitute that
reflects current
market conditions)
in accordance with
Rule 2a-
7(c)(7)(ii)(A)(1)
 and in accordance
with the valuation
 procedures established
under such rule by
the Board of
Trustees of the
Acquiring Fund or
 such other valuation
 procedures as shall
be mutually agreed
 upon by the parties.
       	2.2
VALUATION OF SHARES.
  The net asset value
per share of each class
 of Acquiring Fund
Shares shall be the
 net asset value per
 share of such class
 of Acquiring Fund
 Shares computed at
 the closing on the
Closing Date, using
the Amortized Cost
Method as defined
in Rule 2a-7(a)(2)
in accordance with
the valuation
procedures established
under such rule by the
Board of Trustees of
the Acquiring Fund or
 such other valuation
procedures as shall
 be mutually agreed
upon by the parties.
       	2.3
SHARES TO BE ISSUED.
 The number of each
class of Acquiring
 Fund Shares to be issued
(including fractional
 shares, if any) in
exchange for the
Acquired Fund's assets,
 shall be determined by
(a) multiplying the
shares outstanding of
each class of the
Acquired Fund by (b)
the ratio computed by (x)
 dividing
the net asset value per
 share of such class of
 Acquired Fund Shares by
 (y) the net asset value
 per share of the
corresponding class of
 Acquiring Fund Shares
determined in accordance
with paragraph 2.2.
       	2.4
DETERMINATION OF VALUE.
  All computations of
 value shall be made
by State Street Bank
and Trust Company, on
behalf of the Acquiring
Fund and the Acquired Fund.
CLOSING AND CLOSING DATE
       	3.1
CLOSING DATE.  The
closing shall occur
on or about
November 21, 2008, or
 such other date(s)
as the parties may agree
 to in writing (the "Closing Date").
  All acts taking place at
the closing shall be deemed to
take place at 4:00 p.m.
 Eastern Time on the
Closing Date unless
otherwise provided herein.
  The closing shall be
held at the offices of
 Federated Services
 Company, 1001 Liberty
Avenue, Pittsburgh,
Pennsylvania 15222-3779, or
at such other time and/or
 place as the parties
may agree.
       	3.2
CUSTODIAN'S CERTIFICATE.
 State Street Bank
and Trust Company,
as custodian for the
Acquired Fund (the "Custodian"),
 shall deliver at the
Closing a certificate of
 an authorized officer
stating that:
(a) the Acquired Fund's
portfolio securities,
cash, and any other
assets have been delivered
in proper form to the
Acquiring Fund on the
Closing Date; and (b)
all necessary taxes
including all applicable
 federal and state stock
transfer stamps, if any,
 shall have been paid,
or provision for payment
shall have been made, in
conjunction with the
delivery of portfolio
securities by the
Acquired Fund.
       	3.3
EFFECT OF SUSPENSION
IN TRADING.  In the
event that on the
scheduled Closing Date,
either:  (a) the NYSE
or another primary
 exchange on which
 the portfolio securities
 of the Acquiring Fund
or the
Acquired Fund are purchased
or sold, shall be closed
 to trading or trading
 on such exchange shall
 be restricted; or
(b) trading or the
reporting of trading
on the NYSE or elsewhere
 shall be disrupted so
 that accurate appraisal
of the
value of the net assets
 of the Acquiring Fund
or the Acquired Fund is
 impracticable, the
Closing Date shall be
postponed until the
 first business day
after the day when
trading is fully
resumed and reporting
 is restored.
       	3.4
TRANSFER AGENT'S
CERTIFICATE. Boston
 Financial Data Services, Inc.,
as transfer agent
for the Acquired Fund as of
 the Closing Date, shall
deliver at the Closing a
certificate of an authorized
officer stating
that its records contain
 the names and addresses
of Acquired Fund Shareholders,
 and the number and percentage
ownership of outstanding shares
owned by each such shareholder
 immediately prior to the Closing.
  The Acquiring
Fund shall issue and deliver,
or cause Boston Financial
Data Services, Inc., its
transfer agent, to issue
 and deliver, a
confirmation evidencing
 Acquiring Fund Shares
 to be credited on the
 Closing Date to the
Secretary of the Trust or
provide evidence
 satisfactory to the
 Acquired Fund that
the Acquiring Fund Shares
 have been credited to the
Acquired Fund's account
on the books of the
Acquiring Fund.  At the
Closing, each party shall
 deliver to the other
such bills of sale, checks,
assignments, share certificates,
 receipts and other documents,
if any, as such other party or
its counsel may reasonably
request.
REPRESENTATIONS AND WARRANTIES
       	4.1	REPRESENTATIONS
 OF THE ACQUIRED FUND.
The Trust, on behalf of
the Acquired Fund,
represents and warrants
to the Federated Trust,
on behalf of the
Acquiring Fund, as follows:
a)	The Acquired
 Fund is a legally
designated, separate
series of a business
trust duly organized,
 validly
existing, and in good
standing under the laws
 of the Commonwealth of
 Massachusetts.  The
Trust is
registered as an open-end
management investment
 company under the 1940
Act, and the Trust registration
with the Securities
and Exchange Commission
(the "Commission") as an
 investment company under
 the
1940 Act is in full force
 and effect.
b)	The current
prospectus and statement
of additional information
 of the Acquired Fund
conform in all
material respects to the
 applicable requirements
 of the Securities Act
of 1933 (the "1933 Act")
and the
1940 Act, and the rules
 and regulations thereunder,
 and do not include any
untrue statement of a material
fact or omit to state any
material fact required to
be stated or necessary to
make the statements therein,
in
light of the circumstances
under which they were made,
not misleading.
c)	The Acquired Fund
is not, and the execution,
 delivery, and performance
 of this Agreement (subject to
shareholder approval)
 will not, result in the
 violation of any
provision of the Trust's
Declaration of Trust or
By-Laws or of any material
 agreement, indenture,
instrument, contract,
lease, or other
undertaking to which
the Acquired Fund is a
party or by which it is
bound.
d)	The Acquired Fund
has no material contracts
or other commitments
(other than this Agreement)
that will
be terminated with
liability to it before
 the Closing Date, except
 for liabilities, if any,
 to be discharged as
provided in paragraph 1.3
 hereof.
e)	Except as otherwise
disclosed in writing to and
 accepted by the Acquiring
Fund, no litigation,
administrative proceeding,
 or investigation of or
before any court or
governmental body is
presently
pending or to its knowledge
threatened against the
Acquired Fund or any of
 its properties or assets,
 which,
if adversely determined,
 would materially and
 adversely affect its
financial condition,
the conduct of its
business, or the ability
of the Acquired Fund to
 carry out the transactions
 contemplated by this Agreement.
The Acquired Fund knows
 of no facts that might
 form the basis for the
institution of such
 proceedings and
is not a party to or
 subject to the provisions
 of any order, decree, or
judgment of any court or
 governmental
body that materially and
 adversely affects its
 business or its ability
to consummate the transactions
contemplated herein.
f)	The audited financial
 statements of the Acquired
Fund as of July 31, 2007,
and for the fiscal year then
ended have been prepared
in accordance with generally
 accepted accounting principles,
 and such
statements (copies of which
 have been furnished to the
 Acquiring Fund) fairly
reflect the financial
condition of the Acquired
Fund as of such date, and
there are no known contingent
 liabilities of the
Acquired Fund as of such
date that are not disclosed
in such statements.
g)	The unaudited
 financial statements
of the Acquired Fund as
 of January 31, 2008,
and for the six months
then ended have been
prepared in accordance
with generally accepted
 accounting principles,
and such
statements (copies of
which have been furnished
to the Acquiring Fund)
fairly reflect the financial
condition of the Acquired
Fund as of such date, and
there are no known contingent
liabilities of the
Acquired Fund as of such
 date that are not
 disclosed in such statements.
h)	Since the date
 of the financial statements
 referred to in paragraph
 (g) above, there have been
no material
adverse changes in the
Acquired Fund's financial
condition, assets,
liabilities or business
(other than
changes occurring in
 the ordinary course
of business), or any
incurrence by the Acquired
 Fund of
indebtedness maturing
more than one year from
 the date such indebtedness
was incurred, except as
otherwise disclosed to and
 accepted by the Acquiring
 Fund.  For the purposes of
 this paragraph h, a decline
in the net asset value of
the Acquired Fund shall not
 constitute a material
adverse change.
i)	As of the date hereof,
except as previously disclosed
to the Acquiring Fund in
 writing, and except as have
been corrected as required by
applicable law, and to the
 best of the Acquired Fund's
 knowledge, there have
been no material miscalculations
 of the net asset value of the
 Acquired Fund or the net asset
value per share
of any class of shares
during the twelve-month
 period preceding the
date hereof and preceding
 the Closing
Date, and all such
calculations have been
 made in accordance with
 the applicable provisions
 of the 1940
Act.
j)	The minute books
and other similar records
of the Acquired Fund as
made available to the Acquiring
Fund
prior to the execution of
this Agreement contain a
 true and complete record
of all action taken at all
meetings and by all written
consents in lieu of
meetings of the shareholders
 of the Acquired Fund and of
the Acquired Fund, the
Acquired Fund's Board of
Trustees and committees
of the Acquired Fund's Board
of Trustees. The stock
transfer ledgers and
 other similar records
 of the Acquired Fund
 as made available to
the Acquiring Fund prior
 to the execution of
 this Agreement, and as
 existing on the Closing Date,
accurately reflect all
record transfers prior
to the execution of this
 Agreement, or the
Closing Date, as
applicable, in the shares
 of the Acquired Fund.
k)	The Acquired
 Fund has maintained,
or caused to be maintained
 on its behalf, all books
and records required
of a registered investment
 company in compliance
 with the requirements
 of Section 31 of the
1940 Act and
rules thereunder.
l)	All federal
and other tax returns
and reports of the
Acquired Fund required
by law to be filed,
have been
filed, and all federal
and other taxes shown
due on such returns
and reports have been paid,
 or provision
shall have been made for
 the payment thereof.
 To the best of the
 Acquired Fund's knowledge,
 no such
return is currently under
 audit, and no assessment
 has been asserted with
respect to such returns.
m)	All issued and
 outstanding shares of
the Acquired Fund are
 duly and validly issued
and outstanding, fully
paid and non-assessable
 by the Acquired Fund.
All of the issued and
 outstanding shares of
 the Acquired
Fund will, at the time
of the Closing Date, be
held by the persons and
in the amounts set forth
 in the records
of the Acquired Fund's
 transfer agent as
provided in paragraph 3.4.
  The Acquired Fund
has no outstanding
options, warrants, or
other rights to subscribe
for or purchase any of
the Acquired Fund Shares,
 and has no
outstanding securities
 convertible into any
of the Acquired Fund Shares.
n)	At the Closing
 Date, the Acquired
Fund will have good
and marketable title
to the Acquired Fund's
 assets
to be transferred to
the Acquiring Fund
 pursuant to paragraph 1.2,
 and full right, power,
 and authority to
sell, assign, transfer,
and deliver such assets
 hereunder, free of any
 lien or other encumbrance,
 except those
liens or encumbrances to
 which the Acquiring Fund
 has received notice,
and, upon delivery and
payment
for such assets, and
the filing of any articles,
 certificates or other
 documents under the laws
 of the
Commonwealth of Massachusetts,
 the Acquiring Fund will
acquire good and
marketable title,
subject to no
restrictions on the full
 transfer of such assets,
 other than such
restrictions as might
 arise under the 1933 Act,
and other than as
disclosed to and
accepted by the Acquiring Fund.
o)	The execution,
delivery and performance
of this Agreement have
 been duly authorized
 by all necessary
action on the part of
 the Acquired Fund.
Subject to approval
by the Acquired Fund
 Shareholders, this
Agreement constitutes
 a valid and binding
 obligation of the
Acquired Fund, enforceable
 in accordance with
its terms, subject as
 to enforcement, to
bankruptcy, insolvency,
 reorganization,
moratorium, and other laws
relating to or affecting
 creditors' rights and
to general equity principles.
p)	The information
 to be furnished by the
 Acquired Fund for use
in no-action letters,
applications for orders,
registration statements,
 proxy materials, and
 other documents that
may be necessary in
connection with the
transactions contemplated
 herein shall be accurate
and complete in all
 material respects
and shall comply in
all material respects
 with federal securities
 and other applicable
laws and regulations.
q)	From the effective
 date of the Registration
Statement (as defined in
 paragraph 5.7), through
 the time of the
meeting of the Acquired
Fund Shareholders and on
 the Closing Date, any
written information
furnished by
the Trust with respect
 to the Acquired Fund
 for use in the Proxy
Materials (as defined
in paragraph 5.7), or
any other materials
provided in connection
with the Reorganization,
does not and will
not contain any
untrue statement of a
material fact or omit
to state a material
fact required to be
stated or necessary to make
the statements, in light
 of the circumstances
under which such statements
 were made, not misleading.
r)	The Acquired Fund
has qualified and elected
to be treated as a
"regulated investment
company" under the
Code (a "RIC"), as of
and since its first
taxable year; and qualifies
 and will continue to
qualify as a RIC
under the Code for its
 taxable year ending upon
 its liquidation.
s)	No governmental
consents, approvals,
authorizations or filings
 are required under
the 1933 Act, the
Securities Exchange Act
 of 1934 (the "1934 Act"),
 the 1940 Act or
Massachusetts law for
the execution of
this Agreement by
the Trust, for itself
and on behalf of the
 Acquired Fund, except
for the effectiveness of
the Registration Statement,
 and the filing of any
articles, certificates
 or other documents that
 may be
required under Massachusetts
 law, and except for such
 other consents, approvals,
 authorizations and filings
as have been made or
received, and such consents,
 approvals, authorizations
and filings as may be required
subsequent to the Closing Date,
 it being understood, however,
 that this Agreement and the
transactions
contemplated herein must
 be approved by the
shareholders of the
Acquired Fund as described in
paragraph 5.2.
       	4.2
REPRESENTATIONS OF
THE ACQUIRING FUND.
The Federated Trust,
on behalf of the
Acquiring Fund,
represents and warrants
 to the Trust, on behalf
of the Acquired Fund, as
 follows:
a)	The Acquiring Fund
is a separate series of a
business trust, duly
organized, validly
existing and in good
standing under the laws
of the Massachusetts.
b)	The Federated
Trust is registered as
 an open-end management
 investment company
under the 1940 Act,
and the Federated Trust's
 registration with the
 Commission as an
investment company under
the 1940 Act
is in full force and
effect.
c)	The current
 prospectus and statement
 of additional information
 of the Acquiring Fund
 conform in all
material respects to the
 applicable requirements
 of the 1933 Act and the
1940 Act and the rules and
regulations thereunder,
 and do not include any
untrue statement of a
material fact or omit
to state any
material fact required
to be stated or necessary
 to make such statements
 therein, in light of the
circumstances under which
 they were made, not misleading.
d)	The Acquiring Fund
is not, and the execution,
 delivery and performance
of this Agreement will not,
 result
in a violation of the
Federated Trust's Declaration
 of Trust or By-Laws or of
 any material agreement,
indenture, instrument,
 contract, lease, or other
 undertaking to which the
Acquiring Fund is a party
or by
which it is bound.
e)	Except as otherwise
disclosed in writing to and
accepted by the Acquired Fund,
 no litigation, administrative
proceeding or investigation
 of or before any court or
governmental body is presently
 pending or to its
knowledge threatened against
 the Acquiring Fund or any
of its properties or assets,
 which, if adversely
determined, would materially
 and adversely affect its
 financial condition, the
conduct of its business or the
ability of the Acquiring
 Fund to carry out the
transactions contemplated
by this Agreement.  The
 Acquiring
Fund knows of no facts that
might form the basis for the
institution of such
proceedings and it is not
a party
to or subject to the provisions
 of any order, decree, or
 judgment of any court or
 governmental body that
materially and adversely
 affects its business or
 its ability to consummate
the transaction contemplated
herein.
f)	The financial
 statements of the Acquiring
 Fund as of July 31, 2007
 and for the fiscal year
 then ended have
been prepared in accordance
 with generally accepted
 accounting principles,
and such statements (copies of
which have been furnished
to the Acquired Funds)
 fairly reflect the
financial condition of
the Acquiring
Fund as of such date,
 and there are no known
 contingent liabilities
 of the Acquiring Fund
as of such date
that are not disclosed
in such statements.
g)	The unaudited
 financial statements
 of the Acquiring Fund
as of January 31, 2008,
 and for the six months
then ended have been
 prepared in accordance
with generally accepted
 accounting principles,
 and such
statements (copies of
 which have been furnished
to the Acquired Fund) fairly
reflect the financial condition
of the Acquiring Fund as of
such date, and there are no
known contingent liabilities
 of the Acquiring Fund
as of such date that are not
 disclosed in such statements.
h)	Since the date of the
 financial statements
referred to in paragraph (g)
above, there have been
no material
adverse changes in the
 Acquiring Fund's financial
 condition, assets, liabilities
or business (other than
changes occurring in the
 ordinary course of business),
or any incurrence by the
Acquiring Fund of
indebtedness maturing more
 than one year from the
date such indebtedness
was incurred, except as
otherwise disclosed to
and accepted by the Acquired
 Fund.  For the purposes of
this paragraph (h), a
decline in the net asset
value of the Acquiring
 Fund shall not constitute a
 material adverse change.
i)	All federal and other
tax returns and reports of the
 Acquiring Fund required by
law to be filed, have been
filed and all federal and
 other taxes shown due on
such returns and reports
have been paid, or provision
shall have been made for
 the payment thereof.  To
 the best of the Acquiring
Fund's knowledge, no such
return is currently under
audit, and no assessment
has been asserted with
respect to such returns.
j)	All issued and
outstanding Acquiring Fund
Shares are duly and validly
 issued and outstanding,
fully paid
and non-assessable by the
Acquiring Fund.  The
Acquiring Fund has no
outstanding options, warrants, or
other rights to subscribe for
 or purchase any Acquiring
 Fund Shares, and there
are no outstanding securities
convertible into any
Acquiring Fund Shares.
k)	The execution,
delivery and performance
of this Agreement have
 been duly authorized by
 all necessary
action on the part of the
 Acquiring Fund, and this
 Agreement constitutes a
valid and binding obligation of
the Acquiring Fund, enforceable
in accordance with its terms,
 subject as to enforcement,
to bankruptcy,
insolvency, reorganization,
 moratorium, and other laws
relating to or affecting
creditors' rights and to
general equity principles.
l)	Acquiring Fund Shares
to be issued and delivered
to the Acquired Fund for
the account of the Acquired
Fund Shareholders pursuant
to the terms of this Agreement
 will, at the Closing Date,
have been duly
authorized.  When so issued
 and delivered, such shares
 will be duly and validly
issued Acquiring Fund
Shares, and will be fully
paid and non-assessable.
m)	The information to
be furnished by the Acquiring
 Fund for use in no-action
 letters, registration statements,
proxy materials, and other
 documents that may be
necessary in connection with
 the transactions
contemplated herein shall be
accurate and complete in all
 material respects and shall
 comply in all material
respects with federal
securities and other laws
and regulations.
n)	From the effective
date of the Registration
Statement (as defined in
paragraph 5.7), through the
time of the
meeting of the Acquired Fund
Shareholders and on the Closing
 Date, any written information
furnished by
the Federated Trust with
respect to the Acquiring Fund
 for use in the Proxy Materials
(as defined in
paragraph 5.7), or any other
materials provided in connection
 with the Reorganization, does
not and will
not contain any untrue statement
of a material fact or omit
to state a material fact
required to be stated or
necessary to make the statements,
 in light of the circumstances
under which such statements were made,
not misleading.
o)	The Acquiring Fund has
qualified and elected to be
treated as a RIC under the Code
as of and since its first
taxable year; and qualifies and
shall continue to qualify as a
RIC under the Code for its current
 taxable
year.
p)	No governmental consents,
 approvals, authorizations or
filings are required under
the 1933 Act, the 1934
Act, the 1940 Act or Massachusetts
 law for the execution of this
Agreement by the Federated Trust, for
itself and on behalf of the
Acquiring Fund, or the performance
 of the Agreement by the
Federated Trust, for
itself and on behalf of the
Acquiring Fund, except for
the effectiveness of the
 Registration Statement, and
the filing of any articles,
certificates or other documents
 that may be required under
Massachusetts law, and
such other consents, approvals,
 authorizations and filings as
have been made or received, and
except for
such consents, approvals,
authorizations and filings as
 may be required subsequent
to the Closing Date.
q)	The Acquiring Fund
agrees to use all reasonable
 efforts to obtain the approvals
and authorizations required
by the 1933 Act, the 1940 Act,
and any state Blue Sky or
securities laws as it may
deem appropriate in
order to continue its operations
 after the Closing Date.
COVENANTS OF THE ACQUIRING FUND
 AND THE ACQUIRED FUND
       	5.1	OPERATION IN
 ORDINARY COURSE.  The Acquiring Fund
 and the Acquired Fund will each
operate its respective business
in the ordinary course between
the date of this Agreement and
the Closing Date, it
being understood that such
 ordinary course of business will
 include customary dividends and
 shareholder purchases
and redemptions.
       	5.2	APPROVAL OF
SHAREHOLDERS.  The Trust will
call a special meeting of the
Acquired Fund
Shareholders to consider and
 act upon this Agreement and
 to take all other appropriate
action necessary to obtain
approval of the transactions
contemplated herein.
       	5.3	INVESTMENT
 REPRESENTATION.  The
Acquired Fund covenants
that the Acquiring Fund
Shares to be issued pursuant
 to this Agreement are not
being acquired for the purpose
of making any distribution,
other than in connection with
the Reorganization and in
accordance with the terms
of this Agreement.
       	5.4	ADDITIONAL
 INFORMATION.  The Acquired
Fund will assist the Acquiring
 Fund in obtaining
such information as the
Acquiring Fund reasonably
requests concerning the
 beneficial ownership of the Acquired
Fund's shares.
       	5.5	FURTHER ACTION.
  Subject to the provisions of
this Agreement, the Acquiring
 Fund and the
Acquired Fund will each take or
 cause to be taken, all action,
 and do or cause to be done, all
things reasonably
necessary, proper or advisable
 to consummate and make effective
the transactions contemplated by
this Agreement,
including any actions required
 to be taken after the Closing
Date.
       	5.6	STATEMENT OF
EARNINGS AND PROFITS.  As
promptly as practicable, but
in any case
within sixty days after the
 Closing Date, the Acquired
Fund shall furnish the Acquiring
Fund, in such form as is
reasonably satisfactory to the
 Acquiring Fund, a statement
of the earnings and profits of
the Acquired Fund for
federal income tax purposes
 that will be carried over by
 the Acquiring Fund as a resul
t of Section 381 of the Code,
and which will be certified by
 the Trust's Treasurer.
       	5.7	PREPARATION OF
 REGISTRATION STATEMENT AND
SCHEDULE 14A PROXY
STATEMENT.  The Federated Trust
will prepare and file with the
 Commission a registration
statement on
Form N-14 relating to the Acquiring
 Fund Shares to be issued to
shareholders of the Acquired Fund
 (the
"Registration Statement").
The Registration Statement
 on Form N-14 shall include
a proxy statement and a
prospectus of the Acquiring
 Fund relating to the transaction
contemplated by this Agreement.
The Registration
Statement shall be in compliance
with the 1933 Act, the 1934 Act
 and the 1940 Act, as applicable.
  Each party will
provide the other party with the
materials and information
necessary to prepare the
registration statement on
Form N-14 (the "Proxy Materials"),
 for inclusion therein, in
connection with the meeting of
the Acquired Fund's
Shareholders to consider the
 approval of this Agreement
 and the transactions contemplated
herein.
       	5.8	On or before
 the Closing Date, the Acquired
Fund shall have declared and
paid a dividend or
dividends which, together with
all previous such dividends,
shall have the effect of
distributing to its shareholders all
of the Acquired Fund's
investment company taxable
 income (computed without
regard to any deduction for
dividends paid), if any,
 plus the excess, if any,
 of its interest income
excludible from gross
income under Section
103(a) of the Code over
its deductions disallowed
under Sections 265 and
 171(a)(2) of the Code for
 all taxable
periods or years ending on
 or before the Closing Date,
 and all of its net capital
gains realized (after
reduction for any
capital loss carry forward),
 if any, in all taxable
periods or years ending on
 or before the Closing Date.
CONDITIONS PRECEDENT TO
 OBLIGATIONS OF THE ACQUIRED FUND
       The obligations of
 the Acquired Fund to
consummate the transactions
 provided for herein shall
 be subject,
at its election, to the
 performance by the Acquiring
 Fund of all the obligations
 to be performed by the Acquiring
Fund pursuant to this
Agreement on or before the
Closing Date, and, in addition,
 subject to the following conditions:
       	All representations,
 covenants, and warranties of
the Acquiring Fund contained
in this Agreement shall be
true and correct in all material
 respects as of the date hereof
 and as of the Closing Date,
with the same force and
effect as if made on and as of
 the Closing Date.  The
Acquiring Fund shall have
delivered to the Acquired
Fund a
certificate executed in
the Acquiring Fund's name
by the Federated Trust's
President or Vice President
 and its
Treasurer or Assistant Treasurer,
in form and substance
satisfactory to the Acquired
 Fund and dated as of the
Closing Date, to such effect
 and as to such other matters
 as the Acquired Fund shall
reasonably request.
CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING
 FUND
       The obligations of
the Acquiring Fund to
 consummate the transactions
 provided for herein shall
be subject,
at its election, to the
performance by the Acquired
 Fund of all the obligations
 to be performed by the
Acquired Fund
pursuant to this Agreement,
 on or before the Closing
Date and, in addition,
shall be subject to the following
conditions:
       	All representations,
covenants, and warranties of
the Acquired Fund contained
in this Agreement shall be
true and correct in all
material respects as of the
date hereof and as of the
Closing Date, with the same
 force and
effect as if made on and as
 of such Closing Date.  The
Acquired Fund shall have
delivered to the Acquiring
 Fund on
such Closing Date a
certificate executed in
 the Acquired Fund's name
 by the Trust's President
 or Vice President and
the Treasurer or Assistant
 Treasurer, in form and
substance satisfactory
 to the Acquiring Fund
 and dated as of such
Closing Date, to such
effect and as to such
other matters as the
Acquiring Fund shall
reasonably request.
       	The Acquired
Fund shall have delivered
to the Acquiring Fund a
statement of the Acquired
Fund's assets
and liabilities, together
with a list of the Acquired
Fund's portfolio securities
showing the tax costs of
such securities
by lot and the holding
 periods of such securities,
as of the Closing Date,
certified by the Treasurer
 of the Trust.
FURTHER CONDITIONS PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRING FUND AND
ACQUIRED FUND
       If any of the conditions
 set forth below do not exist
 on or before the Closing Date
with respect to the
Acquired Fund or the Acquiring
Fund, the other party to this
 Agreement shall, at its option,
not be required to
consummate the transactions
contemplated by this Agreement:
       	8.1	This Agreement
and the transactions
 contemplated herein,
with respect to the Acquired Fund,
shall
have been approved by the
requisite vote of the holders
 of the outstanding shares of
the Acquired Fund in
accordance with applicable
law and the provisions of
the Trust's Declaration of
Trust and By-Laws.  Certified
copies of the resolutions
 evidencing such approval
 shall have been delivered
 to the Acquiring Fund.
Notwithstanding anything
herein to the contrary,
neither the Acquiring Fund
nor the Acquired Fund may
 waive the
conditions set forth in
 this paragraph 8.1.
       	8.2	On the
Closing Date, the Commission
shall not have issued an
unfavorable report under
Section 25(b) of the 1940 Act,
 or instituted any proceeding
seeking to enjoin the
consummation of the transactions
contemplated by this Agreement
 under Section 25(c) of the
 1940 Act.  Furthermore, no
 action, suit or other
proceeding shall be threatened
or pending before any court or
governmental agency in which it
 is sought to restrain
or prohibit, or obtain damages
 or other relief in connection
with this Agreement or the
 transactions contemplated
herein.
       	8.3	All
required consents of
 other parties and all
 other consents, orders,
 and permits of federal,
 state
and local regulatory authorities
 (including those of
the Commission and of State
securities authorities,
including any
necessary "no-action" positions
 and exemptive orders from such
 federal and state authorities)
 to permit
consummation of the transactions
contemplated herein shall have
been obtained, except where
 failure to obtain any
such consent, order, or permit
 would not involve a risk of
 a material adverse effect on
 the assets or properties of the
Acquiring Fund or the
Acquired Fund, provided
 that either party hereto
may waive any such conditions
 for itself.
       	8.4	The Registration
 Statement shall have become
effective under the 1933 Act,
and no stop orders
suspending the effectiveness
 thereof shall have been issued.
  To the best knowledge of the
 parties to this Agreement,
no investigation or proceeding
for that purpose shall
have been instituted or be
pending, threatened or
contemplated
under the 1933 Act.
       	8.5	The parties
 shall have received an
 opinion of Reed Smith LLP
 to the effect that for
federal income
tax purposes:
a)	The transfer of all
 of the Acquired Fund's
assets to the Acquiring Fund
 solely in exchange for
Acquiring
Fund Shares (followed by
the distribution of Acquiring
Fund Shares to the Acquired
Fund Shareholders in
dissolution and liquidation
of the Acquired Fund) will
constitute a "reorganization"
within the meaning of
Section 368(a) of the Code,
and the Acquiring Fund and
 the Acquired Fund will each
 be a "party to a
reorganization" within the
 meaning of Section 368(b)
of the Code.
b)	No gain or loss will
be recognized by the Acquiring
Fund upon the receipt of the
assets of the Acquired
Fund solely in exchange for
Acquiring Fund Shares.
c)	No gain or loss will
be recognized by the Acquired
 Fund upon the transfer of the
Acquired Fund's assets to
the Acquiring Fund solely in
 exchange for Acquiring Fund
 Shares or upon the
distribution (whether actual
or constructive) of
Acquiring Fund Shares
to Acquired Fund Shareholders
 in exchange for their Acquired
Fund Shares.
d)	No gain or loss
will be recognized by any
 Acquired Fund Shareholder
 upon the exchange of its
 Acquired
Fund Shares for Acquiring
Fund Shares.
e)	The aggregate tax
basis of the Acquiring
Fund Shares received by
each Acquired Fund Shareholder
pursuant to the Reorganization
 will be the same as the
 aggregate tax basis of the
 Acquired Fund Shares
held by it immediately prior
 to the Reorganization.
The holding period of Acquiring
 Fund Shares received
by each Acquired Fund Shareholder
 will include the period
during which the Acquired
 Fund Shares
exchanged therefor were held
 by such shareholder, provided
the Acquired Fund Shares are
 held as capital
assets at the time of the
 Reorganization.
f)	The tax basis of the
Acquired Fund's assets
acquired by the Acquiring
 Fund will be the same as
 the tax
basis of such assets to
 the Acquired Fund immediately
 prior to the Reorganization.
  The holding period of
the assets of the Acquired
 Fund in the hands of the
Acquiring Fund will include
the period during which
those assets were held by
the Acquired Fund.
Such opinion shall be based
on customary assumptions and
such representations Reed Smith
 LLP may
reasonably request, and the
Acquired Fund and Acquiring
 Fund will cooperate to make
and certify the
accuracy of such representations.
  The foregoing opinion may state
 that no opinion is expressed as
to the
effect of the Reorganization on
the Acquiring Fund, the Acquired
 Fund or any Acquired Fund Shareholder
with respect to any asset as
to which unrealized gain or
loss is required to be
recognized for federal income
tax purposes at the end of a
taxable year (or on the
termination or transfer
thereof) under a mark-to-market
system of accounting.
Notwithstanding anything
herein to the contrary,
neither the Acquiring Fund
nor the
Acquired Fund may waive
 the conditions set forth
 in this paragraph 8.5.
EXPENSES
       	All fees and expenses
 associated with the Acquiring
Fund's and Acquired Fund's
participation in the
Reorganization contemplated
in this Agreement will be paid
by Federated Investment
Management Company, Fifth
Third Asset Management, Inc.
 and/or their affiliates, as
 agreed separately among them;
 provided, however, that
Acquiring Fund shall bear
expenses associated with
the qualification of
Acquiring Fund Shares for
 sale in the
various states.
 Reorganization expenses
 include, without limitation:
 (a) expenses associated
with the preparation
and filing of the Proxy Materials;
 (b) postage; (c) printing; (d)
accounting fees; (e) legal fees
 incurred by each Fund;
(f) solicitation costs of the
transaction; and (g) other
related administrative or
operational costs.
Notwithstanding the
foregoing, fees and expenses
shall in any event be paid
by the party directly
incurring such fees and expenses
if and
to the extent that the payment
of such fees and expenses by
Federated Investment Management
 Company, Fifth
Third Asset Management, Inc.
 and/or their affiliates would
 result in disqualification of
 such party as a regulated
investment company within the
 meaning of Section 851 of the
 Code.
ENTIRE AGREEMENT; SURVIVAL OF
WARRANTIES
       	10.1	The Federated
 Trust, on behalf of the
Acquiring Fund, and the Trust,
 on behalf of the Acquired
Fund, agree that neither
 party has made to the other
 party any representation,
 warranty and/or covenant
not set forth
herein, and that this Agreement
 constitutes the entire
agreement between the parties.
       	10.2	Except as
 specified in the next
sentence set forth in
 this paragraph 10.2,
the representations,
warranties, and covenants
 contained in this Agreement
 or in any document
delivered pursuant to
or in connection
with this Agreement, shall
not survive the consummation
 of the transactions
contemplated hereunder.
 The
covenants to be performed
after the Closing Date,
shall continue in effect
beyond the consummation of the
transactions contemplated hereunder.
TERMINATION
       	This Agreement may
 be terminated by the mutual
 agreement of the Federated
Trust and the Trust.  In
addition, either the Federated
Trust or the Trust may at its
option terminate this Agreement
 at or before the Closing
Date due to:
a)	a breach by the other
 of any representation,
warranty, or agreement
contained herein to be
performed at or
before the Closing Date,
 if not cured within 30 days;
b)	a condition herein
 expressed to be precedent
to the obligations of the
 terminating party that has
not been
met and it reasonably appears
 that it will not or cannot
 be met; or
c)	a determination by
a party's Board of Trustees,
 as appropriate, that the
consummation of the transactions
contemplated herein is not
 in the best interest of
the Trust or the Federated Trust,
 respectively, and notice
given to the other party hereto.
       	In the event of any
such termination, in the absence
of willful default, there shall
be no liability for
damages on the part of any of
 the Acquiring Fund, the
 Acquired Fund, the Federated Trust,
the Trust, or their
respective Trust or officers,
 to the other party or
its Trust or officers.
AMENDMENTS
       	This Agreement may be
 amended, modified, or
 supplemented in such manne
r as may be mutually agreed
upon in writing by the officers
 of the Trust and the Federated
Trust as specifically authorized
 by their respective
Board of Trustees; provided,
however, that following the
meeting of the Acquired Fund
 Shareholders called by the
Acquired Fund pursuant to
 paragraph 5.2 of this Agreement,
no such amendment may have the
effect of changing
the provisions for determining
 the number of Acquiring
 Fund Shares to be issued
 to the Acquired Fund
Shareholders
under this Agreement to
 the detriment of such
shareholders without their
 further approval.

HEADINGS; COUNTERPARTS;
GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
       	The Article and
 paragraph headings contained
 in this Agreement are for
reference purposes only and shall
not affect in any way the
meaning or interpretation
of this Agreement.
       	This Agreement may
be executed in any number
 of counterparts, each of
 which shall be deemed an
original.
       	This Agreement shall
 be governed by and construed
 in accordance with the laws
of the Commonwealth of
Pennsylvania.
       	This Agreement shall
bind and inure to the benefit
 of the parties hereto and
their respective successors and
assigns, but, except as provided
 in this paragraph, no assignment
 or transfer hereof or of any
rights or obligations
hereunder shall be made by any
 party without the written
consent of the other party.
 Nothing herein expressed or
implied is intended or shall
 be construed to confer upon
 or give any person, firm, or
 corporation, other than the
parties hereto and their
respective successors and
 assigns, any rights or
remedies under or by reason of this
Agreement.
       	It is expressly
agreed that the obligations
 of the Acquiring Fund
 hereunder shall not be
binding upon any of
the Trustees, shareholders,
 nominees, officers, agents,
 or employees of the Federated
Trust personally, but shall bind
only the Trust property of
 the Acquiring Fund, as
 provided in the Declaration
 of Trust of the Federated Trust.
The
execution and delivery of this
Agreement have been authorized
 by the Trustees of the
Federated Trust on behalf of
the Acquiring Fund and signed
by authorized officers of the
Federated Trust, acting as such.
 Neither the
authorization by such Trustees
 nor the execution and delivery
by such officers shall be deemed
to have been made
by any of them individually or
 to impose any liability on
 any of them personally, but
shall bind only the Trust
property of the Acquiring
Fund as provided in the
 Federated Trust's Declaration
 of Trust.
       	It is expressly
agreed that the obligations
 of the Acquired Fund
hereunder shall not be
binding upon any of
the Trustees, shareholders,
 nominees, officers, agents
, or employees of the Trust
personally, but shall bind
only the
Trust property of the
 Acquired Fund, as provided
in the Declaration of Trust
 of the Trust.  The execution
and
delivery of this Agreement
have been authorized by
the Trustees of the Trust on
 behalf of the Acquired Fund
and
signed by authorized officers
 of the Trust, acting as such.
  Neither the authorization by
 such Trustees nor the
execution and delivery by such
 officers shall be deemed to
 have been made by any of
them individually or to impose
any liability on any of them
personally, but shall bind
only the Trust property of
the Acquired Fund as provided in
the Trust's Declaration of Trust.


	IN WITNESS WHEREOF,
the parties have duly
 executed this Agreement,
 all as of the date first written
above.
MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Municipal Obligations Fund



John W. McGonigle, Secretary


FIFTH THIRD FUNDS
on behalf of its portfolio,
Fifth Third Municipal Money Market Fund



Matthew A. Swendiman, Secretary